FORM 8-K

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 1, 2005

AVI BioPharma, Inc.

(Exact name of registrant as specified in its charter)

Oregon	0-22613	93-0797222
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification Number)

One S.W. Columbia, Suite 1105 Portland, OR 97258
(Address of principal executive offices)

(503) 227-0554
Registrant’s telephone number, including area code

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.              Departure of Directors or Principal officers; election of Directors; Appointment of Principal Officers

On March 1, 2005, Raymond Ruddon, M.D., Ph.D., resigned as a member of the Board of Directors.  Dr. Ruddon has been appointed to the Company’s scientific advisory board.

On March 4, 2005, K. Michael Forrest was appointed to the Board of Directors to fill the unexpired term of Dr. Ruddon.  Mr. Forrest also was appointed to fill Dr. Ruddon's unexpired term on the Compensation Committee.

On March 1, 2005, Patrick L. Iversen, Ph.D., informed the Company that he will not be running for re-election to the Company’s board at the upcoming 2005 Annual Meeting of Shareholders.  He will serve on the board until that meeting.

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SIGNATURES

Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Portland, State of Oregon, on March 7, 2005.

AVI BioPharma, Inc.

By:	/s/ ALAN P. TIMMINS

Alan P. Timmins
President and Chief Operating Officer (Principal Operating Officer)